Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments And Contingencies Abstract
Commitments and Contingencies

36. COMMITMENTS AND CONTINGENCIES

A) Commitments

Future payments for the Company’s commitments are below. A commitment is an enforceable and legally binding agreement to make a payment in the future for the purchase of goods and services. These items exclude amounts recorded in the Consolidated Balance Sheets.

As at December 31, 2017	1 Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total

Transportation and Storage (1)	899	886	919	1,123	1,223	13,260	18,310
Operating Leases (Building Leases) (2)	155	146	142	141	140	2,305	3,029
Capital Commitments	16	2	-	-	-	-	18
Other Long-Term Commitments	109	39	32	28	25	122	355
Total Payments (3)	1,179	1,073	1,093	1,292	1,388	15,687	21,712
Fixed Price Product Sales	-	-	-	-	-	-	-

As at December 31, 2016	1 Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total

Transportation and Storage (1)	682	711	722	1,031	1,239	21,875	26,260
Operating Leases (Building Leases) (2)	101	146	146	145	142	2,465	3,145
Product Purchases	70	-	-	-	-	-	70
Capital Commitments	23	3	-	-	-	-	26
Other Long-Term Commitments	80	27	26	15	15	108	271
Total Payments (3)	956	887	894	1,191	1,396	24,448	29,772
Fixed Price Product Sales	3	-	-	-	-	-	3
(1)	Includes transportation commitments of $9 billion (2016 – $19 billion) that are subject to regulatory approval or have been approved, but are not yet in service.
(2)	Excludes committed payment for which a provision has been provided.
(3)	For 2017, contracts undertaken on behalf of WRB are reflected at Cenovus’s 50 percent interest. For 2016, contracts undertaken on behalf of FCCL and WRB are reflected at Cenovus’s 50 percent interest.

Commitments for various pipeline transportation arrangements decreased $8.0 billion from 2016 primarily due to pipeline project cancellations, partially offset by incremental commitments included with the Acquisition and newly executed transportation agreements. Terms are up to 20 years subsequent to the date of commencement.

As at December 31, 2017, there were outstanding letters of credit aggregating $376 million issued as security for performance under certain contracts (2016 – $258 million).

In addition to the above, Cenovus’s commitments related to its risk management program are disclosed in Note 34.

B) Contingencies

Legal Proceedings

Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its Consolidated Financial Statements.

Decommissioning Liabilities

Cenovus is responsible for the retirement of long-lived assets at the end of their useful lives. Cenovus has recorded a liability of $1,029 million, based on current legislation and estimated costs, related to its upstream properties, refining facilities and midstream facilities. Actual costs may differ from those estimated due to changes in legislation and changes in costs.

Income Tax Matters

The tax regulations and legislation and interpretations thereof in the various jurisdictions in which Cenovus operates are continually changing. As a result, there are usually a number of tax matters under review. Management believes that the provision for taxes is adequate.

Contingent Payment

In connection with the Acquisition, Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to May 17, 2017 for quarters in which the average WCS crude oil price exceeds $52.00 per barrel during the quarter. As at December 31, 2017, the estimated fair value of the contingent payment was $206 million (see Note 22).